UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 14, 2026

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01 Completion of Acquisition or Disposition of Assets

Effective as of July 14, 2026, Catalyst Bancorp, Inc. (“Catalyst Bancorp”), a Louisiana corporation and the holding company for Catalyst Bank, a federally-chartered savings bank and wholly-owned subsidiary of Catalyst Bancorp, completed the previously announced acquisitions of Lakeside Bancshares, Inc., a Louisiana corporation (“Lakeside Bancshares”), and Lakeside Bank, a Louisiana banking corporation and the wholly-owned subsidiary of Lakeside Bancshares. As of March 31, 2026, Lakeside Bank had $375.7 million in assets, $229.8 million in loans, $277.6 million in deposits, and four full-service branch locations in Calcasieu Parish.

The acquisition was completed in accordance with the previously announced Agreement and Plan of Share Exchange and Merger (the “Merger Agreement”), dated April 7, 2026, by and among Catalyst Bancorp, Catalyst Bank, Lakeside Bancshares and Lakeside Bank. The Merger Agreement provided for the acquisition of all shares of common stock of Lakeside Bancshares by Catalyst Bancorp through a share exchange for cash, followed immediately by the merger of Lakeside Bancshares with and into Catalyst Bancorp, and the subsequent merger of Lakeside Bank with and into Catalyst Bank, with Catalyst Bancorp and Catalyst Bank continuing as the surviving entities. Under the terms of the Merger Agreement, shareholders of Lakeside Bancshares (other than Dissenting Shares, as such term is defined in the Merger Agreement) received $19.58 in cash for each outstanding share of Lakeside Bancshares common stock, or $41.1 million in aggregate.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Catalyst Bancorp’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2026, and is incorporated herein by reference.

ITEM 8.01 Other Events

On July 14, 2026, Catalyst Bancorp issued a press release announcing the completion of the transactions contemplated by the Merger Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date by which this Current Report is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date by which this Current Report is required to be filed.

(d) Exhibits

The following exhibits are included herein:

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Exhibit Number	Description
2.1

Agreement and Plan of Share Exchange and Merger, dated as of April 7, 2026, by and among Catalyst Bancorp, Inc., Catalyst Bank, Lakeside Bancshares, Inc. and Lakeside Bank, incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2026. (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.)

99.1	Press Release, dated July 14, 2026
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	July 14, 2026	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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